[Aetna logo]        Aetna Life Insurance & Annuity Company                                                       Aetna Growth Plus
                    Home Office:   151 Farmington Avenue                                                    Group Variable Annuity
                    Hartford, Connecticut  06156-8022                                                         Contract Application

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Contract Holder     1.   Name of Contract Holder
                         ((Firm))
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Information         2.   Address
Please print             ((Address))
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                         City                                  State                                       Zip Code
                         ((City))                              ((State))                                   ((Zip))
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                    3.   Tax Identification Number
                         ((Tax_Id))
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                    4.   Contract Effective Date
                         ((Effective_Date))
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                    5.   Type of Contract:                [X]  Nonqualified              [X]   IRA Rollover (IRC Section 408)

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                    6.   Special Requests

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                    7.   Will this contract change or replace any existing life insurance or annuity contract?
                         [ ] Yes      [X] No      If yes, please provide carrier name, policy number and proposed cancellation date.

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                    I understand that (1) when based on the investment experience of a Separate Account, all payments and contract values are variable and are not guaranteed as to fixed dollar amount; and that (2) some payments made from the
                    ALIAC Guaranteed Account prior to the completion of a guaranteed term are subject to Market Value Adjustment which may result in a positive or negative adjustment to amounts payable. The length of these terms vary from one to ten years.

                    I acknowledge receipt of the Aetna Growth Plus Variable Annuity Contract Prospectus dated _________ and all current prospectuses pertaining to the variable investment options under the contract.

                    [ ]  Check here to receive a Statement of Additional Information.

                    Dated at ______________________ this ____ day of _______________ 19____.
                                City and State


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                    Contract Holder                            Title                                       Witness

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Agent's Note        Do you have any reason to believe any existing life insurance or annuity contracts will be modified or
                    replaced if this contract is issued?  [ ]  Yes           [ ]  No

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                    Signature of Agent

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Home Office Use     Errors and omissions may be corrected by a company agent number but no change in plan, classification,
Only                amount, or extra benefits can be made without written consent of the Contract Holder.

                    Accepted__________________________________________

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